UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 10, 2008

SONICWALL, INC.
(Exact name of registrant as specified in its charter)

California (State or Other Jurisdiction of Incorporation)	000-27723 (Commission File Number)	77-0270079 (I.R.S. Employer Identification Number)

1143 Borregas Avenue
 Sunnyvale, California 94089
 (408) 745-9600
 (Address, including zip code and telephone number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 10, 2008, SonicWALL, Inc. (the “Company”) issued a press release announcing an update to its financial guidance for the fourth fiscal quarter ended December 31, 2007.  The text of the press release is included as Exhibit 99.1 hereto.  Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit, to the extent it provides an update to the Company’s financial guidance, is deemed to be furnished and not filed.

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b)

On January 10, 2008, the Company also announced that John D. DiLullo, the Company’s Vice President, Worldwide Sales and a named executive officer for the fiscal year ended December 31, 2007, would be leaving the Company.  At the same time, the Company announced the appointment of Marvin Blough as Vice President, Worldwide Sales replacing Mr. DiLullo.

Pursuant to the terms of the Retention and Severance Agreement for Executive Officers entered into between the Company and Mr. DiLullo on December 6, 2005 (the “Agreement”), Mr. DiLullo will receive severance pay equal to base salary, then in effect, for a period of six (6) months from the date of termination as well as six (6) months of targeted annual bonus.  In addition, Mr. DiLullo will be reimbursed for health, dental and vision premiums at the same level of coverage in effect prior to January 10, 2008 for six (6) months if Mr. DiLullo elects continuation coverage under the Consolidated Omnibus Reconciliation Act of 1985.

Payment under the Agreement is expressly conditioned upon compliance with all of its terms including the execution of a release of claims, non solicitation of employees of the Company for a period of twelve (12) months following the date of termination and continued compliance with obligations of confidentiality as set forth on the Company’s standard invention disclosure and confidentiality agreement.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBIT

(d) Exhibits

Exhibit
Number	Description
99.1*	Text of press release issued by SonicWALL, Inc., dated January 10, 2008.

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonicwall, Inc.
Date: January 10, 2008	By:	/s/ Robert D. Selvi
Robert D. Selvi
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1*	Text of press release issued by SonicWALL, Inc., dated January 10, 2008.

*	This exhibit is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.